Exhibit 99.4

Building Better Futures Investor and Analyst Day September 6th, 2018

# Agenda

| | | |
|---|---|---|
| 12:00 – 12:15 | Introduction: | Rob McEwen, Chief Owner, Chairman |
| 12:15 – 12:35 | Operations: | Chris Stewart, President and Chief Operating Officer<br>Chris Price, Business Manager – Black Fox<br>Rick Anderson, General Manager – Black Fox<br>Simon Quick, Vice President - Projects |
| 12:35 – 1:20 | Exploration: | Sylvain Guerard, Senior Vice President - Exploration<br>Ken Tylee, Exploration Manager - Black Fox<br>Charles Sulfrian, Exploration Manager - Gold Bar |
| 1:20 – 1:40 | Development: | Nigel Fung, Director - Mine Planning<br>Adrian Blanco, General Manager - Mexico<br>Donald Brown, Senior Vice President - Projects |
| 1:40 – 1:50 | Innovation: | Nathan Stubina, Managing Director - Innovation |
| 1:50 – 2:00 | Closing Remarks:<br>Q & A | Rob McEwen, Chief Owner, Chairman |

2

Bios 3 Rob McEwen, Chairman and Chief Owner of McEwen Mining Inc. Rob is the founder and former Chairman and CEO of GoldCorp Inc., which is, by market capitalization, the largest gold producer in the world. In 1990, Rob jumped from the investment industry into the mining industry. By 1993, he had begun a consolidation of five companies that would take eight years to complete. The resultant company was Goldcorp Inc. which has become a gold mining powerhouse. During the last thirteen years of Rob being CEO, the company’s market capitalization grew from $50 million to over $8 billion and its share price grew at a compound annual rate of 31%. McEwen Mining was formed by the merger of two companies, both of which Rob was the largest shareholder. Rob owns 24% of McEwen Mining recently increasing his cost base of his investment in the Company by $25 million to $160 million. Sylvain Guerard, Senior Vice President - Exploration Sylvain is a geologist with over 25 years' experience in mineral exploration across four continents. The scope of his work has been wide-ranging from generative to advanced stage exploration, where he participated and led teams to delivering a number of economic successes and discoveries. Prior to joining McEwen Mining he spent seven years at Kinross Gold, and occupied the position of Senior Vice President, Exploration; with responsibility for world-wide development and implementation of exploration strategy. Before Kinross, Sylvain worked with Barrick Gold for eight years as exploration manager in Africa and South America, he previously worked with Inmet Mining and at two other firms. Canada Tel: 647-258-0395 Ext:160 Email: Sguerard@mcewenmining.com Chris Stewart, President and Chief Operating Officer Chris is a senior executive with 26 years of diversified experience in the mining industry. He is a registered Professional Engineer in Ontario and holds a Bachelor of Science, Mining Engineering, from Queen's University. The foundation of his extensive experience came from the 14 years he worked for Dynatec/DMC Mining, a highly regarded mining contracting company. In 2007, Chris transitioned to working for mining companies, where he has held senior executive roles over the past 12 years. Most recently Chris was the President & CEO of Treasury Metals, a junior gold developer focused on its properties in Northwestern Ontario. Prior to that he was the VP of Operations for Kirkland Lake Gold, where he was responsible for all mining and milling activities, and played an instrumental roll in the significant turnaround of the company between 2014 and 2016. He was also the Vice President of Operations for Lake Shore Gold (now Tahoe’s Canadian Operations) and Manager – Shaft Projects for BHP Billiton at the Jansen Potash Project during the freeze wall design and construction phase. Canada Tel: 647-258-0395 Ext:180 Email: Chris@mcewenmining.com

Bios 4 Donald Brown, Sr. Vice President - Projects Donald is a seasoned mining professional having previously held roles as Vice President of Projects for Glencore and Construction Manager for Bechtel Mines and Metals. He has worked on many large scale mining projects in all stages of feasibility, development and operations such as Antamina, Las Bambas and Antapaccay in Peru, and El Pachon in Argentina. Donald holds a Masters of Science in Rock Mechanics and Mining Engineering from Newcastle University, he is a Chartered Professional Engineer (Australia) and also a Registered Mine Manager (Australia). Email: dbrown@mcewenmining.com Simon Quick, Vice President - Projects Simon has been involved with the development and permitting of our projects throughout the Americas. Previous to the formation of McEwen Mining, he was Director of Projects in Mexico for US Gold Corporation. Simon was a key member of the team that has taken the El Gallo grassroots discovery to the construction phase. Subsequently, he has been managing Gold Bar since 2015 and has taken the project from permit submission, through to approval, and led the project through the execution and construction phases. Simon holds a degree in Economics (with Distinction) from Bishop’s University and joined the McEwen Mining team (then US Gold) in 2008. Canada Tel: 905-220-6661 Email: simon@mcewenmining.com Adrian Blanco, General Manager - Mexico Adrian has an extensive international experience in assorted industry sectors. At DuPont petrochemical and Hochschild Mining held executive positions in Mexico, USA, Peru and Argentina. In McEwen Mining has been responsible to improve operational discipline at El Gallo Gold mine and define strategies to expand the business in Mexico. Adrian holds a Bachelor’s degree in Business from ITESM in Mexico, Chemical Engineering studies and Industrial Safety certifications in the USA, and a Master’s degree in Corporate Finance in the UK. Mexico Tel: 0052 1 81 8253-5484 Email : ablanco@mcewenmining.com

Bios 5 Ken Tylee, Exploration Manager – Black Fox Ken is a P. Geo who has been conducting gold exploration programmes within the Porcupine Mining Camp since 1984. He was employed for 20+ years with the Kinross-Placer-Goldcorp transition of mining operations within Timmins, supervising exploration teams and drill campaign. Ken was involved in re-assessment of the Hollinger & Dome ore deposits for modern, large-scale, open pit mining. Ken has been managing McEwen’s exploration activities at the Black Fox Mine since November 2017. Canada Tel: 705-273-1077 Ext. 243 Email: ktylee@mcewenmining.com Charlie Sulfrian, Exploration Manager – Gold Bar Charlie is a Professional Geologist with more than 40+ years of experience in greenfield & brownfield exploration & development, project management, as well as production and process. Twenty-two years with Barrick and associated companies, seventeen of which at Goldstrike and Meikle mines Eureka and Elko counties, NV. Charlie spent another four years as District Geologist, Western US for Barrick. In 1982, his work lead to the discovery of the Post Oxide Deposit and in 1984, he co-discovered the Deep Post Deposit at Goldstrike. USA Tel: 1-775-777-9977 Email: csulfrian@mcewenmining.com Nigel Fung, Director of Mine Planning Nigel Fung joined McEwen Mining from Tetra Tech (formerly Wardrop Engineering) where he served as a Consulting Mine Engineer. During his tenure at Tetra Tech, Nigel focused on open pit optimization, life of mine production schedules and capital and operating costs at various projects around the world. Also, Nigel served as Mine Planning and Project Engineer at IAM Gold's Rosebel Gold mine in Suriname, which in 2011 produced 385,000 ounces of gold. Nigel is responsible for our long range mine planning. Canada Tel: 647-258-0395 Ext: 380 Email: nfung@mcewenmining.com

6 Chris Price, Business Manager - Black Fox Chris is a mining professional with more then ten years of experience in the gold and copper extraction sectors. He has held senior roles in safety, administration and finance. Chris holds a degree in Pre-Law Studies from Nipissing University and an Executive MBA in Business Analytics from the Sandermoen School of Business. He is also a certified member of the Board of Canadian Registered Safety Professionals. Canada Tel: 1-705-273-1077 ext 260 Email: cprice@mcewenmining.com Rick Anderson, General Manager - Black Fox Rick is an experienced mining professional with over 35 years of operations, projects, construction, safety and contract experience. Rick has his PMP and has worked for companies such as Rio Algom, Goldcorp, Nova Gold and Westmin Resources. Rick has also worked for mining contractors Procon, Dynatec, Redpath and Ram Raising in Superintendent, Construction Manager, Project Manager and Mining Manager leadership roles. Canada Tel: 1-705-273-1077 Ext: 202 Email: randerson@mcewenmining.com Nathan Stubina, Managing of Innovation Nathan is a professional engineer with decades of global experience in the mining and metallurgical sectors. He has held senior technical roles with Barrick Gold, Falconbridge Limited and Noranda Inc. Nathan holds a Ph.D in Metallurgy and Materials Science from The University of Toronto and is a member of the Association of Professional Engineers of Ontario. He is the current VP International of the CIM (Canadian Institute of Mining, Metallurgy and Petroleum) and a Past-President of MetSoc (Metallurgy and Materials Society). Nathan was previously the corporation's Vice-President, Technology. Canada Tel: 647-258-0395 Ext:120 Email: nstubina@mcewenmining.com Bios

Cautionary Statement 7 This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentation, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. The Company's dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. All currency information quoted in U.S. dollars. The technical contents of this presentation has been reviewed and approved by Nathan M. Stubina, Ph.D., P.Eng., FCIM, Managing Director and a Qualified Person as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects". To see cautionary note regarding NON-GAAP measures, go to www.mcewenmining.com/files/presentation_disclosure.pdf To see MUX reserves and resources table, go to www.mcewenmining.com/Operations/Reserves-and-Resources/default.aspx Risk adverse? Forget about buying our shares. Past performance is unreliable in predicting the future. Unexpected events can happen and can change forecasts.

Black Fox Mine Resource Block Model > 3 g/t 8 Au 3 - 5 g/t Au > 5 g/t Pit Outline

Black Fox Mine Resource Block Model > 10 g / t 9 Au > 10 g/t Pit Outline

Black Fox Mine Resource Block Model > 30 g / t 10 Au > 30 g/t Pit Outline

Black Fox Mine Resource Block Model > 50 g / t 11 Au > 50 g/t Pit Outline

12 Chris Stewart President & COO

Our Assets 13 Ontario – Timmins Complex = Black Fox, Stock & Fuller/Lexam properties – located right along the Destor-Porcupine Fault Nevada – Gold Bar mine under construction – located right on top of the Battle Mountain Cortez Trend Mexico – Project Fenix – looking to add 12 years of mine life to that operation1 Argentina – Los Azules - working on permitting process – mega project 1Press release “McEwen Mining Files Fenix Preliminary Economic Assessment – Extends El Gallo Mine Life by 12 years”, Jul 9, 2018.

Structured Approach 14 Exploration – Resource Growth in areas that can add mine life in the short to medium term Operations – Looking to convert resources over to reserves in coordination with Exploration work Cost Reduction Efforts – Drive down our cost/ounce while optimizing the operations Innovation – Utilizing technology to transform the mining industry

Our People 15 Black Fox Mine – Richard (Rick) Anderson and Chris Price Gold Bar – Simon Quick and Jeff Snyder Mexico – Adrian Blanco Saenz Los Azules – Donald Brown Fuller & Lexam Propeties – Nigel Fung Innovation – Nathan Stubina

16 Rick Anderson General Manager, Black Fox Black Fox Chris Price Business Manager, Black Fox Black Fox

17 Historic Mining Camp +70 Million ounces produced Fuller Davidson Tisdale Stock East Froome Black Fox Grey Fox Stock Mill Hwy 101 0 5 10 km TIMMINS MATHESON INDICATED INFERRED PROBABLE 2,930,500 OZ AU 1,073,200 OZ AU 113,000 OZ AU 1Resource & reserves, see www.mcewenmining.com/operations/reserves-and-resources/default.aspx for tonnage, grade, ounces, open pit and underground & press release “McEwen Mining Intersects 53.9 g/t Gold Over 8.3 m at the Froome Footwall”, Sep 6, 2018. RESOURCES & RESERVES1

18 Black Fox Deposits Indicated Resource Black Fox 576Koz @ 7.9 g/t Au Froome 181Koz @ 5.1 g/t Au Tamarack 126Koz @ 5.08 g/t AuEq Grey Fox 465Koz @ 5.5 - 7.5 g/t Au 1,348,000oz Au & AuEq Indicated Resources 1Resource & reserves, see www.mcewenmining.com/operations/reserves-and-resources/default.aspx for tonnage, grade, ounces, open pit and underground & press release “McEwen Mining Intersects 53.9 g/t Gold Over 8.3 m at the Froome Footwall”, Sep 6, 2018.

19 Timmins Complex Production Plan Target 4-5 Mines Feeding Central Mill Black Fox Reserves Ounces Added from Exploration Froome Current Resources Fuller Grey Fox Expected Production Stock Tamarack Expected Production 2018 2019 2020 2021 2022 2023 2024 & Beyond Based on internal estimates

## Cost Reduction Impact

Initiatives Impact – Cost per Ounce

| Current Initiatives | Decrease in Cash Cost / Ounce | Capex | Payback |
|---|---|---|---|
| Energy Conservation Initiatives | ~ $39 | No capital required | N/A |
| Automated Ventilation | ~ $17 | $145K | ~2 Months |
| Backfill Plant Upgrades | ~ $3 | No capital required | N/A |
| Engineered Backfill Walls | ~ $3 | No capital required | N/A |
| Remote Gas Monitoring | ~ $1 | $70K | ~12 Months |

**Total: ~ $63 or an 8% decrease**

Based on internal estimates

20

Cost Reduction Efforts Lower Trending Cost per Ounce Since McEwen Purchase 21 2018 based on internal estimates $- $200 $400 $600 $800 $1,000 $1,200 Primero 4- Year Avg Oct Nov Dec Jan-18 Feb Mar Apr May Jun Jul 2018 Forecast Cash Cost / Ounce (USD)

22 Froome Project Conceptual Mine Design Conceptual Ramp Froome Resource1: 181K oz’s @ 5.1g/t Froome Footwall Au Occurrence Black Fox 850m 1 Press release “McEwen Mining Intersects 53.9 g/t Gold Over 8.3 m at the Froome Footwall”, Sep 6, 2018.

23 Grey Fox Project 147, Contact & South Zones

147 Zone Conceptual Mine Design 24

Black Fox Production Summary: 25 High Grade (visible gold) Material from Remnant Mining Lower Trending Production Costs Increasing Production Near Term - Value Added Projects Extending Mine Life

26 Simon Quick Vice President, Projects Gold Bar Operations

Gold Bar Project 27 Gold Bar Area Shown Nevada USA Las Vegas Reno Eureka Elko

Gold Bar Project 28 McEwen Mining’s Next Mining Operation, Nevada USA $55MM Spent to Date Construction Completion in 2018 First Gold Scheduled for Q1, 2019 On Schedule for 55,000 oz Gold in 2019, 60,000 oz Gold 2020

29 Gold Bar: General Site Layout Power Generation Plant Process Ponds Gold Recovery Plant Crusher & Overland Conveyor Heap Leach Pad

Gold Bar: Construction Progress On Schedule & Budget 30 Gold Recovery Plant 45% Complete Crushing Plant 70% Complete

Gold Bar: Construction Progress 31 Power Generation Plant 65% Complete Heap Leach Pad 85% Complete

Gold Bar: Gold Pick & Cabin Deposit Development Commercial Production Q1 2019, Forecasting 55,000 Gold oz in 2019 32 Ore Stock Pile First Ore Bench, Cabin Pit Crusher

Gold Bar Resource Growth: Property Purchase + Mine Exploration Mine Life Extension: Goal is a 10 Year Operation 33 MUX Property Outline 2015 $450,000 Ind. 100,000 oz Gold ~$15MM cashflow1 2017 $2MM M&I 92,000 oz Gold Inf. 82,000 oz Gold ~$25MM cashflow1 1 Assumes 75% recovery & $200 operating margin Ounce Growth

Resource Evolution at Gold Bar: Growth! 34 FS1 Gold Bar South Purchase2 Model Optimization3 Exploration Now 4 Measured & Indicated 611 101 18 92 822 Inferred 111 5 4 82 202 1 NI 43-101 Technical Report Gold Bar Project Feasibility Study, Eureka County, Nevada, Dec 6, 2015. 2 McEwen Mining Acquires Property in Nevada, Feb 24, 2016. 3 McEwen Mining Updates Positive Feasibility Study for Gold Bar Mine, Nevada, Feb 15, 2018. 4 McEwen Mining Announces Gold Bar Resource Update and New Drill Program, Sep 6, 2018. 2015 2018 Resource Growth

Gold Bar: Growth Opportunities: Near Pit Resource Expansion Updated Mine Plan Q1, 2019 Old Resource Estimate New Resource Estimate New Pit Growth

Gold Bar: Growth Opportunities: Near Pit Resource Expansion Updated Mine Plan Q1, 2019 Old Resource Estimate New Resource Estimate New Pit Growth

Working Smarter in Nevada: Utilizing Technology To Maximize Recovery Heap Leach Pad Sensors 37 Recovery % Data Measured: [Moisture, Drip Tube Coverage]

38 Sylvain Guerard Senior Vice President, Exploration Exploration

San José Argentina Black Fox Canada Los Azules Argentina El Gallo Mexico Gold Bar Nevada Exploration 39 Key component of McEwen Mining’s Vision & Strategy Focus Timmins & Nevada Black Fox & Gold Bar upside potential

Acquisition October 2017 1 Mine, 1 Mill +1.2Moz Au Indicated resource Exploration potential Black Fox Complex 40 All the right ingredients: Under-explored High grade & high gold endowment 4 deposits (different structures) Gold hosted in all type of rocks BF Mine Stock Mill +70Moz gold

Black Fox Complex 41 Oct 2017 Acquisition 1 Mine, 1 Mill +1.2Moz Au resource Exploration potential Progress Budget & Team Geology & targets definition (workshops) Black Fox & Stock Exploration system Drilled 80,000m YTD

# Black Fox Complex

## Oct 2017 Acquisition

- 1 Mine, 1 Mill
- +1.2Moz Au resource
- Exploration potential

## Progress

- Team
- Optimized data
- Defined targets
- Implemented an "exploration system"
- Drilled 80,000m YTD

## 2018 YTD Results

Black Fox (Indicated Resources):

- Tamarack: 127Koz @ 5.08g/t AuEq
- Froome: +22Koz @ 5.09g/t Au

Stock East (Inferred Resources):

- Open Pit: 40Koz @ 1.58g/t Au
- Undergound: 73Koz @ 3.85g/t Au

AND

- **Multiple highly positive drill intersections on new targets**

[1]Resource & reserves, see www.mcewenmining.com/operations/reserves-and-resources/default.aspx for tonnage, grade, ounces, open pit and underground & press release "McEwen Mining Intersects 53.9 g/t Gold Over 8.3 m at the Froome Footwall", Sep 6, 2018. AuEq: Gold equivalent.

42

Gold Bar - Exploration 43 Exploration reactivated Q4 2017 Main objectives: Extend Mine Life (near-pit resources, Gold Bar South, waste dumps) Make new discoveries (team, data, drilling for oxide & sulfide)

McEwen Mining Exploration 44 Excellent progress & results on key projects Right team, right approach, right places Destor Porcupine Fault Stock Mine Stock East Stock Gap Froome Black Fox Tamarack Black Fox Pike River Gibson Gibson SW 147 NE Froome FW Gold Pick Cabin Creek Gold Ridge Gold Bar

45 Ken Tylee Exploration Manager - Black Fox Black Fox Exploration

46 Black Fox & Stock Mine Properties 2018 Exploration Update 46

ADDITION of 22k OZ Au Resources at Froome UPDATED 127k OZ AuEq Resources at Tamarack NEW 114k OZ Au Resource at Stock East Zone 300% Increase over Previous Exploration Levels 9 NEW Gold Occurrences Black Fox & Stock – Summary of 2018 Activities 47 Excellent Progress Visible Gold 1Resource & reserves, see www.mcewenmining.com/operations/reserves-and-resources/default.aspx for tonnage, grade, ounces, open pit and underground & press release “McEwen Mining Intersects 53.9 g/t Gold Over 8.3 m at the Froome Footwall”, Sep 6, 2018. AuEq: Gold equivalent.

Short Drive from the Famous Porcupine Mining Camp 48 Stock Taylor Matheson Destor-Porcupine Fault Lexam Black Fox Timmins Timmins-Matheson Region +70Moz gold

Stock Mine/Mill Great Location The Key: Numerous Generations of Structural Preparation & Fluid Entry Black Fox Mine 49

Black Fox Mine Site: Limited Exploration pre-MUX Restricted to 3 Clusters High-Definition Infill ONLY 6 Owners since 1990 Large Gaps within fertile Structural Corridors Froome 2016: $4.65M USD spent 300 DDHs = 159k OZ Grey Fox 2008-2014 1050 DDHs = 465k OZ Black Fox Mine 576k OZ @ 7.9 g/t Au 50

1-2 rigs throughout 2018 Devoted to Converting Resources to Reserves 26,000m Drilled YTD Black Fox Mine - Underground JOB #1: EXTEND LIFE of MINE Remaining Resource Blocks >10 g/t Au

Gibson-Kelore structure Black Fox structure GROWING RESOURCES ADJACENT TO OPERATIONS Top 3 Targets: 1) In-Mine = Deep Central Zone 2) Tamarack = Base Metal – Gold 3) Froome Area = Expansion A simple plan for 2018: GRAB the Opportunities! Black Fox MINE 1 2 3 52

Longitudinal Section - Looking NE 7.24gpt Au / 3.9m 4.5gpt Au / 3.79m 21.6gpt Au / 0.8m ~800m DCZ HQV FW CENTRAL Froome Resource Reserve Mined out 2015-2016 Focus = 159K Oz @ 5.26 g/t Au Historic UG Exploration rarely 100m ahead of Mining faces BLACK FOX Mine before McEwen 53

Verified Down-Plunge Extensions: High Quartz Zone Deep Central Zone Still OPEN to Depth Longitudinal Section - Looking NE Resource Reserve Open Pit 1) Black Fox – UNDERGROUND 54 55.1gpt Au / 1.2m 44.4gpt Au / 7.5m 141.2gpt Au / 2.4m 320.7gpt Au / 0.6m 1-2 rigs devoted to Exploration: 21,000m UG Drilling YTD 1050mL confirmation

# Black Fox Mine Site:
## *Growing Resources in 2018 – UNDERGROUND*

*a) Expand Hi-Grade Resources by YE*

*b) Explore Down-Plunge Extensions in 2019*



200m
400m
600m
800m
1,000m
0
400
meters

10-Hole INFILL campaign from 490mL now UNDERWAY

*classic Porcupine Camp footprint:*
- *short Strike Length*
- *extended Plunge Length*

*OPEN*

Excavation of **810mL Drill Drift** now **UNDERWAY**

***12-Hole INFILL drilling >Sept 15th***

*55.1g/t Au / 1.2m*

**Deep Central Zone:**
~120m strike * 200m vertical
~730,000 tonnes
~5.95gpt
**~140,000oz Targets**

*OPEN*

*OPEN*

55

2) Tamarack multi-metal A Unique Opportunity <50 DDH 2004-2016 Gold-Silver Lead-Zinc 500m East of Main Ramp upper lens w/in 200m of Surface #18BF-636: 22.2 g/t Au & 20.5 g/t Ag over 1m CL -100m Vertical #17BF-621: 9.46 g/t AuEq over 3m CL from 7.5% Zn, 5%Pb & 92 g/t Ag -150m Vertical 56

Black Fox Mine Ramp FIRST MUX RESOURCE SRK Consulting, May‘18: 127Koz @ 5.08 g/t Au Equivalent Metallurgical Studies Underway 2) Tamarack Taking Advantage of an over-looked opportunity to ADD multi-metal revenues 57

Black Fox Mine Site: 2019: Search for Replicas Intense metal enrichment in structurally-controlled contact zone Gibson-Kelore structure Black Fox MINE Black Fox structure 58

3) Growing the Profitability of the Froome Deposit: 22K OZ Expansion of Froome & Addition of FW Occurrence Froome FW Zone 116.6g/t Au / 4.5m CL Conceptual development NEW ! Froome’s Indicated Resource = 181k OZ @ 5.1 g/t Au Looking to NW 59

3) Growing Profitability of the Froome Deposit

150m NE of Expanded Froome resources

#663: **7.9 / 4m CL** @ -45m Vertical
#G279: 53.93/9.9m CL
Inc. 116.6/4.5m CL @ -75m Vertical


114.6


NORTH
Froome Deposit:
181K Oz @ 5.1 g/t Au
2 Km

60

Black Fox Surface Exploration: Limited Exploration pre-MUX – Restricted to 4 Clusters 22 Sites Prioritized Large Gaps within fertile Structural Corridors Froome 2016 Grey Fox 2008-2014 1050 DDHs 61

PROPERTY-SCALE exploration: Aggressive Targeting simple YES/NO Assessment by Drilling Results-Driven follow-up 9 Surface Rigs 64,000m drilled YTD 30,000 samples shipped Gibson-Kelore structure Black Fox structure 62

Black Fox MINE Froome Resources Tamarack BM-Au PROPERTY-SCALE exploration: Successful 1st Pass ! ADDITIONAL Drilling Required Gibson-Kelore structure 7 NEW Gold Occurrences! follow-up planned QTR-4 and 2019 Grey Fox Resources 63

Property-Scale Exploration: 4 NEW Zones of Gold Mineralization in 2018 Gibson-Kelore structure GIBSON Deep PIKE RIVER GIBSON SW Black Fox MINE Black Fox structure 147 NE Zone 64

Site-Wide Exploration 1) GIBSON SW 200m off of the known Corridor DDH #1062: 639gpt Au / 1.2m CL at 79m Depth Gibson SW 639gpt Au / 1.2m CL Structure is OPEN in all directions 65

Site-Wide Exploration: 2) PIKE RIVER Shallow High-grade Intercept Another Over-Looked Opportunity 18PR-032: 35.03/3.3m CL Incl. 50.85/2m CL DDH #18PR-032: 35.03 g/t Au over 3.3m at 70m Depth 4 consecutive samples: 21.5 / 80.2 / 6.55 / 15.55 g/t Au Structure is OPEN in all directions 66

Black Fox MINE Site-Wide Exploration: 3) 147 NE Zone SHALLOW Vein Set – perpendicular to typical Grey Fox orientation 17 new Intercepts over 140m Strike at 3-125m Vertical Depth Potential Ramp Access Adjacent to 466k OZ Resources at Grey Fox 16.11 g/t over 3m CL 147 NE Zone: 16.11 / 3m CL 4.26 / 8m CL Grey Fox Resources 465k OZ 67

Bulk Zone @ -500mL: 3.1/34m CL incl. 9.7 / 7m 3.1 g/t Au over 34m CL at 500m Depth Hi-Grade center zone: 9.7 g/t over 7m CL Site-Wide Exploration: 4) GIBSON Deep: NEW style of deep BULK Mineralization Structure is OPEN in all directions 68

Surface Exploration Drilling at STOCK: 10,000m (original) 22,800m (YTD) 25,000 (YE estimate) Stock Mine/Mill Ideal Setting All the Ingredients for Discovery 69

DEEP Mine Gap Stock EAST 2km 137k OZ Past Production avg 5.5 g/t Au STOCK: Significant mineralization confirmed 70

Stock Property – *High Priority Exploration in 2018*

Excellent drill results YTD:

- Over 2km strike length
- *New style* of Porphyry-Hosted mineralization south of main Volcanic system



0.78g/t Au / 35.1m CL
10.85g/t Au / 1m CL
2.38gpt Au / 20.4m
Inc. 3.89g/t Au / 9m
4.82gpt Au / 16.3m
Inc. 19.23g/t Au / 2.9m
Stock Deposit
Stock East
22.15g/t Au / 2m CL
Gap
>10 gxm contours
500m
0.87g/t Au / 18m CL
HW Porphyry
0.92g/t Au / 33.1m CL
3.05g/t Au / 14m CL
Inc. 9.51g/t Au / 1m
& 4.02g/t Au / 6.5m
Au gxm Range
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
< 5
5.58g/t Au 3.30m CL
Inc. 14.80g/t Au / 1m
7.01g/t Au / 3.80m
Inc. 30.10g/t Au / 0.80m
0
1,000
meters
gxm = grade x thickness

71

Stock Property – Building a New Resource in 2018

- O/P Inferred (0.25 g/t cut):
  40k OZ Au avg 1.58 g/t
- UG Inferred (2.4 g/t cut):
  73k OZ avg 3.85 g/t



0.78g/t Au / 35.1m
10.85g/t Au / 1m
Stock Deposit
Stock East
Gap
>10 gxm contour
500m
1000m
Porphyry
0.92g/t Au / 33.1m
5.58g/t Au 3.30m
Inc. 14.80g/t Au / 1m
7.01g/t Au / 3.80m
Inc. 30.10g/t Au / 0.80m
Inferred Resource Sept. 5
Au gxm Range
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
< 5
gxm = grade x thickness
0
1,000
meters

72

Plenty of Room to Advance & Grow Resources Gap Stock East Stock Deposit - Infill Drilling UNDERWAY Au gxm OPEN OPEN gxm = grade x thickness Stock Property – Expand Opportunities! 73

Depth of Archean Gold Deposits 74 “Kilometric” vertical continuity Black Fox & Stock Low exploration maturity level Still early days Core display 1,000m 2,000m Black Fox Williams Golden Giant David Bell HG Young Campbell Red Lake Macassa Kirkland Teck Hughes Lake Shore Wright- Hargreaves Sylvanite Toburn Kirkland Lake Red Lake Hemlo 1,000m 2,000m 3,000m Stock Westwood Bousquet 1 Bousquet 2 LaRonde 1 LaRonde 3 LaRonde 2 Lapa Goldex Sigma Chimo Stock East Val d’Or Bousquet- LaRonde 55.1gpt Au / 1.2m

Excellent Progress in only 8 Months 75 127k OZ AuEq Indicated Resource at TAMARACK Expanded FROOME’s Indicated Resources by 22k OZ Au NEW Inferred Resources at STOCK = 114k OZ Au Rapid Escalation to 11 Rigs Focused on Results-Driven Exploration 9 New Gold Occurrences YTD Numerous High-Quality targets AHEAD

76 Charles Sulfrian Exploration Manager, Gold Bar Gold Bar Exploration

# Gold Bar Mine - A Carlin Gold Deposit in the heart of the Cortez Trend



Getchell Trend
Carlin Trend
Cortez Trend
Reno
Gold Bar
Carlin Type Deposit
Highways
Las Vegas

**A few Carlin-Type Deposits**

- Jerritt Canyon
- Goldstrike/Meikle
- Carlin
- Gold Quarry
- Pipeline
- Cortez Hills
- Four Mile/ Goldrush
- Ruby Hill
- Twin Creeks
- Getchell/ Turquoise Ridge

**> 200 M oz Gold Endowment**



Area Shown Nevada
USA

77

## Gold Bar Project vs. Cortez Complex

- Along the same "trend"
- Equivalent host rocks
- Alteration & mineralization
- Proximity to intrusions
- Multiple stratigraphic horizons

**Gold Bar deep exploration potential remains untested**



Battle Mountain – Eureka Trend
Barrick 50Moz Au cluster
Pipeline
Cortez Hills
Cortez Fault
Fourmile Discovery
Goldrush
Nu Legacy
MUX Tonkin 1.6Moz
MUX Gold Bar 0.73Moz
Wall Fault
MUX Property Outline
Upper plate
Lower plate

78

# Gold Bar Project vs. Cortez Complex

- Along the same "trend"
- Equivalent host rocks
- Alteration & mineralization
- Proximity to intrusions
- Multiple stratigraphic horizons

**Gold Bar deep exploration potential remains untested**


Battle Mountain – Eureka Trend
Pipeline
Cortez Hills
Fourmile Discovery
Goldrush
Cortez Fault
Nu Legacy
MUX Tonkin
1.6Moz
MUX Gold Bar
0.73Moz
Wall Fault
MUX Property Outline
Upper plate
Lower plate

79

Gold Bar Exploration: 80 2018 H1 Program brought all the pieces together: Extension of known deposits Pit Delineation New gold targets both shallow and deep Target-Rich Environment Top of Gold Pick Pit looking SE towards Cabin Creek and ML Gold Pick Pit Cabin Creek ML Gold Bar South

Gold Bar – H1 2018 “Exploration Reactivation” 81 Results Drilling Phase 1 13,000 m RC drilling Positive drill intersections Near-pit resource expansion of 60,000 oz (M & I plus Inf) LOM extension: Resource upgrade & Gold Bar South Fault Fault Gold Bar South Ind. 101 koz Au Phase 1 2.1 g/t Au / 38.1m 2.5 g/t Au / 10.7m 1.4 g/t Au / 16.8m 2.7 g/t Au / 6.1m 0.92 g/t Au / 24.4m 1.9 g/t Au / 15.2m 1.6 g/t Au / 12.2m 2.5 g/t Au / 12.2m 1.6 g/t Au / 13.7m Gold Bar M&I 629 koz Au MUX Property Outline Fault

Potential for Discovery: Priority areas 5 km each Wall Fault Roberts Creek Fault 5 km 5.5 km Gold Bar – H1 2018 “Drill Target Definition” Gold Bar South Ind. 101 koz Au Gold Bar M&I 629 koz Au 82 MUX Property Outline Fault Priority Area Axis of Anticline

Potential for Discovery Wall Fault Roberts Creek Fault 5 km 5.5 km Gold Bar – H1 2018 “Drill Target Definition” Gold Bar South Ind. 101 koz Au Gold Bar M&I 629 koz Au 83 MUX Property Outline Fault Priority Area Axis of Anticline H1 Program Included: Geochemical Surveys Geophysical Surveys Geologic Mapping Drilling Data Review

Potential for Discovery: Target Areas: ML Wall Fault Roberts Creek Fault Gold Bar – H1 2018 “Drill Target Definition” ML 84 MUX Property Outline Target Area Fault Axis of Anticline

Cross Section Secondary Down-Dip Target Area (Red dashed line) Roberts Creek Fault Zone Primary ML Target Area - Outcropping Alteration & Mineralization 1. ML - Shallow Oxide Targets Along NNW-SSE fault Surface mineralization Target outcrops & extends down dip Never drilled 400 m 800 m 85

1. ML - Shallow Oxide Targets Roberts Creek Fault Zone W ML Cross Section Looking north Similar Hosts Rock to other deposits Drilling to start early – mid-September Secondary Down Dip Target Zone Never drilled before 400 m meters E 0 150 300 86 Primary Target Area

Gold Bar – H1 2018 “Drill Target Definition” 87 Potential for Discovery: Priority areas >5 km each Target Areas: ML Cabin Creek Drilling started mid-August at Cabin Creek Wall Fault Roberts Creek Fault Cabin Creek MUX Property Outline Target Area Fault Axis of Anticline

2. Cabin Creek - Extending Mineralization 88 Along NE-SW trend Open along strike & down dip Targets extensions to mineralization or gaps in drilling Cabin Creek Designed Pit 600 m Orebody Current Drilling Deposit Open Target Area (no drilling)

2. Cabin Creek - Extending Mineralization 89 Higher grades within known oxide deposit may extend beyond deposit 600 m Current Drilling Deposit Open Target Area (no drilling) 3.03 g/t Au / 16.6 m oxide 7.55 g/t Au 6.81 g/t Au 5.15 g/t Au 6.95 g/t Au

Gold Bar – H1 2018 “Drill Target Definition” 90 Potential for Discovery: Priority areas >5 km each Target Areas: ML Cabin Creek Gold Bar South (101Koz Au): Near surface deposit Drilling to upgrade resource (mine life expansion) Wall Fault Roberts Creek Fault Gold Bar South Gold Bar South Ind. 101 koz Au MUX Property Outline Target Area Fault Axis of Anticline

Roberts Creek Fault Zone 300 m 1.0 Km 800 m Gold Bar South Deposit 3. Gold Bar South Development & Exploration 91 Deposit is open along strike and at depth Good results away from projected pit Deeper drilling planned on new targets Line 26 Target Area Fault

Line 26 Roberts Creek Fault Zone 300 m 1.0 Km 800 m Gold Bar South Deposit 3. Gold Bar South Development & Exploration 92 Deposit is open along strike and at depth Good results away from projected pit Deeper drilling planned on new targets Target Area Fault

Gold Bar – H1 2018 “Drill Target Definition” 93 Potential for Discovery: Priority areas >5 km each Target Areas: ML Cabin Creek Gold Bar South Deep Targets Wall Fault Roberts Creek Fault Deep Target Zones Drill Hole MUX Property Outline Target Area Fault Axis of Anticline

Typical sulphide mineralization targeted. From the Cabin Creek area. 4. Deep Targets 94 Over 10 Km strike length of deep targets remain unexplored Deeper, Higher Grade Deposits are Typical of Carlin Systems 8.55 g/t Au 9.98 g/t Au Proposed core holes

Gold Bar – H1 2018 “Drill Target Definition” 95 Target Rich Environment Potential for Discovery: Priority areas >5 km each Drilling these targets may: Extend mine life Result in a deep, large discovery Wall Fault Roberts Creek Fault Deep Target Zones Gold Bar South ML Cabin Creek MUX Property Outline Target Area Fault Axis of Anticline

Cortez Hills > 10 Million Ounces Gold Gold Bar Goldstrike > 50 million Ounces Gold McEwen is just scratching the surface ? 0 m -300 m -600 m -900 m Targets for deeper large higher-grade discoveries 96 Shallow Oxide Deposits Deeper Higher Grade Deposits Deeper Higher Grade Deposits

97 Nigel Fung Director, Mine Planning Timmins (Lexam) Properties

Properties in Timmins District 98 Tahoe Resources Goldcorp McEwen McEwen 1 3 2 4 Timmins- Matheson Region +70Moz gold2 Timmins (Lexam) Projects 1. Fuller 2. Davidson Tisdale 3. Paymaster 4. Buffalo-Ankerite Open Pit & Underground Resource1 M&I: 1,468,500 oz Au Inferred: 954,200 oz Au 1NI 43-101 Resource, 2013, see www.mcewenmining.com/operations/reserves-and-resources/default.aspx for tonnage, grade, ounces, open pit and underground. 2 http://www.mndm.gov.on.ca/sites/default/files/geotour_pdf_files/geotours_timmins_e.pdf 2 4 Dome Mine Timmins

Properties in Timmins District 99 Tahoe Resources Goldcorp McEwen McEwen 1 3 2 4 Timmins Timmins- Matheson Region +70Moz gold Timmins Projects 1. Fuller 2. Davidson Tisdale 3. Paymaster 4. Buffalo-Ankerite 1. Additional Mill Feed 2. Reduce Cost per Ounce 1NI 43-101 Resource, 2013, see www.mcewenmining.com/operations/reserves-and-resources/default.aspx for tonnage, grade, ounces, open pit and underground. Source: http://www.mndm.gov.on.ca/sites/default/files/geotour_pdf_files/geotours_timmins_e.pdf 2 4 Dome Mine Black Fox Mill 45km

Properties in Timmins District 100 Tahoe Resources Goldcorp McEwen McEwen 1 3 2 4 Timmins- Matheson Region +70Moz gold FULLER IS A REAL GIFT Goal is to start Mining in 2021 2 4 Dome Mine Timmins

101 Fuller Site Today Access Road Ventilation Raise FUNCTIONAL PORTAL & RAMP EXISTING INFRASTRUCTURE LEFT BEHIND IS A REAL GIFT Aerial Photo

102 FULLER MINE – RAMP & EXISTING UNDERGROUND WORKINGS >5km of Existing Development into Mineable Stopes

103 Fuller Site During Operations 1986-1989: Operations Halted due to Financial Difficulty – Stopes Left Ready to Mine Portal Power Maintenance Shop

FULLER MINE – LONGITUDINAL STOPE SECTIONS Map Circa 2000 & 2008 Existing Ramp 150’ Level Existing Level Development & Sills 275’ Level 375’ Level 500’ Level 600’ Level 650’ Level STOPE STOPE STOPE STOPE STOPE STOPE STOPE Portal STOPE STOPE

105 Adrian Blanco General Manager, Mexico Mexico

Fenix Project Long Mine Life of 12 years. Low Capital Investment – Total of US$ 71 million. NPV5% of $60M & IRR after-tax of 28%. Sinaloa State Mexico El Gallo District & Fenix Project NPV and IRR from Preliminary Economic Assessment (PEA) Base Case using $1,250/oz Au and $16/oz Ag. Published Jul 9, 2018. El Gallo Gold – Mining completed in Q2 2018. Heap leaching for residual gold continues until 2020. El Gallo Silver – Economics not compelling at current market prices. Solution: Fenix Project – Combine 4 Satellite Deposits with El Gallo Gold Complex. Cleaner Reclamation. Exploration Potential. 106

7 km MUX Property Outline Fenix Project Palmarito El Gallo Silver El Encuentro El Gallo Silver 9 km 2 km ? ? El Gallo Gold Mine 8 km Fenix Project : 60% Silver + 40% Gold El Gallo Gold mine 500m 250m 0m -250m Fenix Project – 12 Year Mine Life Project Sequence: Phase 1 : El Gallo Gold Heap Leach Re-Processing (continues in Phase 2) Phase 2 : El Gallo Silver + Palmarito + El Encuentro + Carrisalejo Carrisalejo Current Resources Exploration Potential Mined out 107 & Processing Facility

Phase 1 – El Gallo Gold - CapEx $41M. 1/3 of gold remaining in existing heap leach. Re-process the heap leach material through a traditional CIL (Carbon-In-Leach) Mill circuit. Phase 2 – El Gallo Silver and other 3 Deposits - CapEx $30M. El Gallo Silver --> Palmarito --> El Encuentro --> Carrisalejo. Simple Mill expansion required to process new sulfide ores. Fenix Project = El Gallo Gold mine + El Gallo Silver project 108 Preliminary Economic Assessment (PEA) published Jul 9, 2018.

After-Tax Financials USD Downside Case $1,150 / oz Gold $14.5 / oz Silver Current Prices Case $1,200 / oz Gold $15 / oz Silver Base Case from 2018 PEA $1,250 / oz Gold $16 / oz Silver Phase 1 CapEx $41 M $41 M $41 M Phase 2 CapEx $30 M $30 M $30 M IRR 19% 23% 28% NPV @ 5% Rate $34 M $44 M $60 M Payback Period 5.3 Years 4.7 Years 4.1 Years Prospective Production Fenix Project – Silver & Gold – 2018 PEA Average annual production of 47,000 oz AuEq for Total 563,000 oz AuEq. Fenix Mexico 109 Preliminary Economic Assessment (PEA) published Jul 9, 2018.

110 Present Day After In-Pit Tailings Deposited Fenix Project – Conceptual In-Pit Tailings Disposal Reclaimed In Pit Tailings concept being introduced in Mexico. Currently used by mining operations successfully in Australia. Benefits : Minimize enviromental impact on surface landscape. Maximize re-use of water in the system. Increased long term Pit stability. Lower cost to the operation.

Next Steps : Preliminary Economic Assessment (PEA) was completed July 9th 2018. Permits expected : Phase 1 in Q1 2019, Phase 2 in Q2 2020. Feasibility Study in Q2 2019. Target Construction Decision for Phase 1 in Q4 2019. Fenix Project – Silver & Gold Fenix Mexico 111

112 Donald Brown Senior Vice President, Projects Los Azules

The Los Azules Copper Project is located in Argentina 113 McEwen Mining 100% Owns the Los Azules Copper Project, One of the world's largest undeveloped, higher-grade, open pit copper deposits Project Engineering Permitting 20.1% IRR $2.2 billion NPV McEwen Mining - Focus on Growth in the Americas Los Azules (100%) Preliminary Economic Assessment (PEA) published Sep 1, 2017.

In a Nutshell – The Los Azules 2017 Preliminary Economic Assessment (PEA) 114 Attributes: Compelling Financials World Class Copper Producer for 38 years Mining Operations in Argentina Project and Operational Logistics through Chile Main Concerns: Needs De-Risking Access Challenged Power Supply Challenged Los Azules

Compelling Financial Attributes 115 IRR 20.1% - Assumes Copper at $3.00/lb NPV8% $2.2 billion Peak Capex $2.4 billion Capex Payback Period 3.6 years – from early higher grade ore C1 Costs $1.13 / lb for first 13 years Operating Life 38 + years Ore Throughput 80,000 tpincreasing to 120,000 after 5 years. Low Stripping Ratio of 1 : 1 Impressive ! Net Present Value from the date of Project Investment Decision Impressive ! Many base metal mines proceed into development at less than 15% Preliminary Economic Assessment (PEA) published Sep 1, 2017.

Compelling Financial Attributes 116 IRR 20.1% - Assumes Copper at $3.00/lb NPV8% $2.2 billion Peak Capex $2.4 billion Capex Payback Period 3.6 years C1 Costs $1.13 / lb for first 13 years Operating Life 38 + years Ore Throughput 80,000 tp increasing to 120,000 after 5 years. Low Stripping Ratio of 1 : 1 Low Peak Project Capex from a Phased Implementation Approach Early Higher Grade Ores accelerate the Capex payback Preliminary Economic Assessment (PEA) published Sep 1, 2017.

Compelling Financial Attributes 117 IRR 20.1% - Assumes Copper at $3.00/lb NPV8% $2.2 billion Peak Capex $2.4 billion Capex Payback Period 3.6 years – from early higher grade ore C1 Costs $1.13 / lb Low Stripping Ratio of 1 : 1 Operating Life 38 + years Ore Throughput 80,000 tpd increasing to 120,000 tpd Very Low Copper Production Costs Low Waste Stripping Ratio Long Mine Life High Rate of Mining Preliminary Economic Assessment (PEA) published Sep 1, 2017..

Extract from the 2017 Los Azules Preliminary Economic Assessment : Los Azules Copper Project will be a World Top 25 Copper Producer 118 186,000 tpa Copper in Concentrates

119 Extract from the 2017 Los Azules Preliminary Economic Assessment : Los Azules Copper Project will be a Lowest Cost Quartile Copper Producer C1 = $1.13c / lb

Analysts are awakening to the Los Azules Copper Project Draft Evaluation by Goldman Sachs 120 High Quality Financials IRR = 24% Infrastructure Concerns Argentina Country Concerns NPV = $2.9billion

Los Azules Copper Project is Advancing Up the Value Curve Phase 1 $ VALUE Resource Upgraded to Indicated Project De-Risking Project & Financial Definition Publication of 2017 PEA Develop Environment Permit Project Enhancements Infill Drilling 2018 2017 “Next Steps” for 2017 & 2018 Project De-Risking Project Enhancements Project Permitting 121

Project De-Risking - Panorama of Los Azules Copper Project site. A Natural Elevated Site for the Concentrator Facility in Proximity to the Open Pit Mine The Elevated Site Enables the Gravity Deposition of tailings for the Life of Mine Elevated Process Facility Platform Open Pit Mine 122

Project De-Risking The Primary Crusher near the Mouth of Mine for Optimal Truck Haulage Linked to the Process Facility by an Elevated Overland Coarse Ore Conveyor Elevated Process Facility Platform Open Pit Mine Coarse ore Overland Conveyor Primary Crusher 123

Project De-Risking The Proposed Tailings Dam – Closes the Watershed. Sealing the Mine and Mine Facilities from the Natural Environment. Delivers Excellent Robust Environmental Security Elevated Process Facility Platform Open Pit Mine Coarse ore Overland Conveyor Primary Crusher Tailings Dam 124

Project De-Risking The Waste Rock Storage Facility is in Proximity to the Mine. All project drainage including any Acid Mine Drainage reports by gravity to the Tailings Storage Facility as Process Water. Elevated Process Facility Platform Open Pit Mine Coarse ore Overland Conveyor Primary Crusher Tailings Dam Waste Rock Storage Facility Tailings Storage Facility 125

Project Facilities - Superior Attributes 126 Compact Footprint – Optimal for Materials Handling Primary Crusher located alongside the Mouth of Mine Elevated Concentrator Plant – Enables Gravity Deposition of Tailings Water Supply from within the Project Footprint All contact water reports by gravity into the tailings storage facility The Tailings Dam provides a Physical Environmental Separation between Contact and Non Contact Environments

Next Steps 1 - Project Re-Risking 127 Objective : Confirm the Proposed Los Azules Facility Layout is Viable 70+ Geotechnical Investigation Drill Holes - completed In-Situ Geotechnical Testing - completed 24 Seismic Lines - completed Geological Mapping - completed at the sites Photogrammetry & Survey - completed Groundwater Monitoring in 100+ drill holes - ongoing Outcomes : Project Facilities Confirmed Stable, Optimal and Viable. Project can Proceed with Environmental Permit Application

Next Steps 2 – Project Enhancements 128 ARGENTINA Define an Airstrip Evaluate a New Alternative All-Year Access Road Define a High Voltage Power Transmission Route CHILE Define the Project Logistics through Chile – large equipment imports – copper concentrate exporting Develop the Port Solution in Chile

The Los Azules Airstrip Site Location of Airstrip Confirmed 5 kms from the Tailings Dam and 2kms from the Camp Survey Completed Preliminary Designs Completed Permitting Commenced Detailed Engineering in 2019 Commencement of Airstrip Formation Works in 2019 or 2020 129

Northern Access Route to Los Azules Photogrammetry Expeditions on Horseback Helicopter Reviews A Low-Altitude Route within a Deep Valley Only 1 river crossing 20kms of Challenging Terrain 70kms Straightforward Terrain All Year Access Confirmed by Satellite Imagery Confirmed as the New Access into Los Azules Pioneer Road Formation Planned to commence in 2019 130

High Voltage Power Transmission Line Solution Follows the Northern Access Route A Low-Altitude Route within a Deep Valley No High Mountain Passes 30 kms shorter Straightforward to construct in close proximity to future Northern Route Access Transmission Line Connects to Existing Substaion. Confirmed as the New High Voltage Power Transmission Route for Los Azules 131

132 Chile Freight & Copper-Concentrate Logistics. Final Road Alignment Defined after detailed site reviews and stakeholder interfaces. 50% National Highway 25% Improved Regional Roads 25% Track Upgrades through Private Lands Framework Agreement in progress with Regional Authorities

Objective : Complete Permitting Los Azules to revise from Exploration Permit to Exploitation Permit Environmental Baseline Studies – 98% completed Archaeology Clearances – 95% completed Geotechnical Investigations - completed Preliminary Engineering - completed Engineering for Tailings & Water Management – in progress Lead Consultant for IIA Application – “Ausenco” Anticipated IIA Submission Date = Q1 of 2019 Anticipated Receipt of Exploitation Permit = Q4 of 2019 133 Next Steps 3 - Project Permitting

Achievements last 12 months - Project Transforming ! 134 All-Year Road Access - Defined Reliable HV Power Transmission Line - Defined Airstrip - Defined Project Facility configuration - Confirmed Environmentally Security from Tailings Dam - Confirmed Superior Community Relations – Confirmed Logistics through Chile - Defined Environmental Permitting - Happening All the above achieved for expenditure of less than $10million

In a Nutshell - The Published Los Azules 2017 Preliminary Economic Assessment (PEA) 135 Attributes Compelling Financials World Class Copper Producer for 38 years Mining Operations in Argentina Project and Operational Logistics through Chile Main Concerns: Needs De-Risking COMPLETED Access Challenged RESOLVED Power Supply Challenged RESOLVED

In a Nutshell - The Published Los Azules 2017 Preliminary Economic Assessment (PEA) 136 Attributes Compelling Financials World Class Copper Producer for 38 years Mining Operations in Argentina Project and Operational Logistics through Chile Main Concerns: Needs De-Risking COMPLETED Access Challenged RESOLVED Power Supply Challenged RESOLVED

Los Azules - The NEXT 12 months 137 Commence Northern-Access Pioneer Road Formation Complete Environmental Permit Application Receive the Permit Detailed Design of Northern Access and Power Transmission Line Develop Power Supply Agreement Continue Evaluating Value Adding opportunities, there are several ! Our Anticipated Expenditure = Approx $10m

Value-Adding Will Continue for Los Azules in 2019 and 2020 $ VALUE Power and Access Solutions Permitted Pay-back Pit Upgraded to Measured Category EIA Permit Received = Project Certainty 25,000m Infill Drilling = Early Resource Certainty Front End Engineering = Scope Certainty Early Works Commenced in Argentina & Chile Definitive Estimate & Project Schedule OBJECTIVE = Earliest Available Final Investment Decision 2019 2020 138

Pre-production transactions for Base Metal assets since 2015 30 billion lbs Contained Copper $0.01 / lb $0.02 / lb $0.03 / lb Potential Transaction Range $300 million $600 million $900 million Los Azules Intrinsic Value Benchmarking 139

140 Nathan Stubina Managing Director, Innovation Innovation

Define Innovation 141

Research is the transformation of $ into knowledge Innovation and imagination are the transformation of knowledge into $ Improvement is doing things better; innovation is doing things differently 142

Innovation = need + idea + implementation 143

There’s a myth that innovation is capital intensive There’s never a shortage of good ideas or creativity; innovation fails because it doesn’t get implemented 144

145

Improvement is doing things better. Innovation is doing things differently 146

Sensors 147

Sensors Machine Learning AI 148

Sensors Machine Learning AI Digital Twins Bioleaching 149

Sensors Machine Learning AI Digital Twins Bioleaching Tailings 150

151 ? How Do You Turn A Liability Into An Asset?

152 2012 Feasibility Study (El Gallo Ag) 2018 PEA (Fenix) Design Dry Stack TSF In-Pit Slurry TSF Initial Capex (TSF) $17,350,000 $4,650,000 How Do You Turn A Liability Into An Asset?

153 ? How Do You Turn A Liability Into An Asset?

154

Estimation Real-time, fragmentation analysis Inspection and monitoring Hyperspectral analysis 155

ORE SORTING 156

157 Innovation and imagination are the transformation of knowledge into $

158 Rob McEwen Chief Owner & Chairman Closing Remarks, Q&A